Modine Manufacturing Company
Modine First Quarter Fiscal 2008 Earnings

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Forward-Looking Statements
Statements made in this press release regarding future matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
 Forward-looking statements, including those regarding a positive impact from new business programs, increased sales, acceleration of technology, achievement of cost reductions, changes in prices of raw materials, seasonality, refocus in global manufacturing footprint and continued financial returns are based on Modine’s current expectations. Modine’s actual results, performance or achievements may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including international economic changes and challenges; market acceptance and demand for new products and technologies; the ability of Modine, its customers and suppliers to achieve projected sales and production levels; unanticipated product or manufacturing difficulties; and other factors affecting the company’s business prospects discussed in filings made by the company, from time to time, with the Securities and Exchange Commission including the factors discussed in
 Item 1A, Risk Factors, and in the “Cautionary Factors” section in Item 7 of the company’s most recent Annual Report on Form 10-K and its periodic reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise
In addition, with regard to non-GAAP financial information, Modine provides definitions and a reconciliation of such information to GAAP financial information in the earnings press release that accompanies these slides.
Modine's financial results, as reported herein, are preliminary and subject to possible adjustments.

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First Quarter Fiscal 2008 Highlights
• Encouraged with impact of business model changes and first quarter performance
• Reported strong sales volumes across most segments
– Strength in Europe, Asia, South America, Commercial Products
• Increased guidance for fiscal 2008
• New “Green” business opportunities
• Manufacturing footprint changes
• Still experiencing headwinds
– Material costs - signs of improvement in nickel
– Customer pricing
– Cyclical downturn in the North American truck market

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Gross margins 18-20%
Growth 9-13%
ROACE 11-12%
Drives significant new business wins
Changing the Business Model
• Organizational changes
• Manufacturing realignment
• Rationalization/Focus on the core
• Technology acceleration

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Technology Acceleration
• Historical strength - product differentiation
– Spirex radiators
– BetaWeld
– PF technology
• World-class facilities
• Unique product structure
– Applications
– “Pull” from the customer
– “Push to the customer
• New board technology committee
• Intellectual property aligned with our product roadmaps
• Introduced new revolutionary next generation powertrain cooling and heat transfer technology

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First Quarter Fiscal 2008 2007 Change
Highlights
• Electronics Cooling business has been excluded from results - discontinued operation
• Strong sales increase - better than expected performance
• EPS comparison impacted by lower tax rate in 2007
• Significant cyclical downturn in the North American truck market
• Sequential improvement in margins from 4th quarter to 1st quarter
• Company remains conservatively financed
Quarterly Comparison
Net sales $444.1 $421.9 $22.2
Earnings from continuing operations $  12.4 $  20.9 $ (8.5)
Effective tax rate 29.5 percent 14.4 percent 15.1 points
Earnings per share from continuing operations  $0.39 $0.65 $ (0.26)
Return on capital employed 6.7 percent 9.0 percent (2.3) points
- Gross margin 16.0 18.5 (2.5)
 points
- Operating margin 3.7 5.9 (2.2)
 points
- Capital turns 2.5 2.4  0.1
 points
Debt to capital ratio 28.2 percent 26.3 percent  1.9 points

0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.65
(0.11)
0.04
(0.19)
0.11
0.11
(0.08)
(0.05)
(0.16)
0.07
0.39
Fiscal 2007 Q1
PY tax benefit - Brazil
Volume
Commodity prices
Materials pass through
Operating performance
Pricing
Manufacturing realignment
Product mix and other
Brazil exchange
Fiscal 2008 Q1

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E.P.S.
• Tax benefit -- Brazilian net
 operating loss provided a tax
 benefit in 2007
• Volume -- Global strength
 offset by decline in North
 American truck build rates
• Commodity prices -- Gaining
 traction on material
 pass-through; signs of
 improvement in nickel
• Operating performance and
 pricing -- Favorable operating
 performance more than offsets
 customer price downs
• Product mix -- Cyclical
 decline in higher margin North
 American truck business
• Brazil exchange -- Foreign
 currency transaction gains
Fiscal 2008 First Quarter Earnings Per Share Analysis

($ in millions)

	Sales				Operating Income / (Loss)		
	2008	2007	Change	Change w/o Exchange	2008	2007	Change
O.E. - North America	128.2	172.2	(44.0)	(44.0)	1.0	18.1	(17.1)
O.E. - Europe	177.4	147.2	30.2	16.2	24.0	19.2	4.8
O.E. - Asia	71.2	55.9	15.3	13.6	0.9	1.0	(0.1)
South America	28.6	8.0	20.6	19.6	2.3	0.5	1.8
Commercial Products	44.3	39.4	4.9	3.4	1.6	1.8	(0.2)
Fuel Cell	0.4	0.9	(0.5)	(0.5)	(0.7)	-	(0.7)
Corporate & eliminations	(6.0)	(1.6)	(4.4)	(4.4)	(12.9)	(15.7)	2.8
Total	444.1	422.0	22.1	3.9	16.2	24.9	(8.7)

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First Quarter Segment Analysis
• Reflects revised segment reporting structure
• Mix of segment sales is a key driver of first quarter results
• South America segment consisted of one month of results in fiscal 2007

2005
2006
2007
2008 Assumptions
$ per pound
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
$3.60
$1.25
Copper
Aluminum
24
21
18
15
12
9
6
3
0
$22.75
Nickel

	Planned Usage	Impact of 5% Price Change
Copper	11 million lbs.	$0.7M
Aluminum	74 million lbs.	$1.6M
Nickel	3 million lbs.	$1.0M
	Total	**$3.3M**
	E.P.S.	**$0.10**

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$16.50
• Copper and aluminum pricing remained in line with
 expectations
• Copper and aluminum hedges in place
• Nickel prices showed significant improvement late in
 the first quarter of fiscal 2008, indicating preliminary
 signs of material cost stabilization
2008 Guidance Assumptions -- Metals Pricing

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Assumptions and considerations
• Seasonal pattern in fiscal 2008 results
• Continued strength in Europe, Asia, South America and Commercial Products
• North American truck build rates - 205,000 units with ramp up of new customer in second half of fiscal 2008
• Metals pricing
– $1.25/lb. Aluminum
– $16.50/lb.Nickel
– $3.60/lb. Copper
• Plant productivity -- continued execution of manufacturing consolidation plans
These expectations are subject to a number of assumptions and other factors, and would change significantly if the assumptions change, or if developments transpire outside the company’s control.
Fiscal 2008 Guidance
Guidance Summary
    Fiscal 2007   Fiscal 2008
                                 Low  High
Net sales   $1.72 billion                  $1.70 billion               $1.80 billion
Gross margin (%)    16.2                      16.0    16.5
Operating margin (%)      2.7                        3.1      3.7
Pre-tax earnings  $   45 million                  $  46 million              $  52 million
Tax rate (%)      13.8                        27      23
Earnings per fully diluted share $ 1.21                                               $ 1.05                         $1.25
Capital spending  $   83 million                   $  85 million $105 million
Depreciation   $   70 million                   $  75 million $  80 million

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25%
21%
22%
21%
19%
16%
18 to 20 percent
gross margin goal
18-20%
16.0-16.5%
Gross Margin Trend
• Willing to slow growth to increase
 profitability
• Portfolio rationalization
– Customers
– Businesses
• Electronics Cooling
– Must meet profitability and
 strategic hurdles
• Manufacturing base
– Realignment
– Modine Production System
• Product and materials standardization
• Modernization of our current materials
 pass through agreements
• New, next generation technology
 introductions
• Risk management of commodities

20
15
10
5
0
2002
2003
2004
2005
2006
2007
2008
2010

14%
12%
10%
8%
6%
4%
2%
0%
2002
2003
2004
2005
2006
2007
2008
2009
2010

4.0
3.0
2.0
1.0
0.0
2002
2003
2004
2005
2006
2007
2008
2010

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Gross Margin
Operating Margin
23
Sales Relative to Investments - Capital Turns
Margins
ROACE
6.7%
9.0%
9.7%
7.2%
5.9%
TARGET
4.1%
• Industry fundamentals remain challenging
• North American truck build rate recovery
• Plans in place to address challenges
– Changing the business model
• Reconfigure the organization
• Realign the manufacturing
 footprint
• Build advantaged positions or
 exit
• Accelerate technology
 innovations
Intermediate Term View